February 28, 2005

Dear Shareholder:

You are cordially invited to attend the Company’s annual meeting on March 31, 2005. The meeting will begin promptly at 5:30 p.m., Hancock Bank, One Hancock Plaza, Gulfport, Mississippi.

The official Notice of Meeting, Proxy Statement and Form of Proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

The vote of every shareholder is important. Regardless of whether or not you plan to attend the annual meeting in Gulfport, please sign, date and promptly mail your proxy. The Board of Directors and Management look forward to greeting those shareholders that are able to attend.

                                                              Sincerely,

                                                              /s/ George A. Schloegel

                                                              George A. Schloegel
                                                              Chief Executive Officer

                                          Hancock Holding Company
                                             One Hancock Plaza
                                             2510 14th Street
                                            Gulfport, MS 39501
                                              (228) 214-5242
                                             February 28, 2005

                                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of shareholders of Hancock Holding Company will be held at Hancock Bank, One Hancock Plaza, 2510 14th Street, Gulfport, MS 39501, on March 31, 2005 at 5:30 p.m., for the following purposes:

1.  To  elect  six  (6)  directors  to hold  office  for a term  of  three  (3)  years  or  until  their successors are elected and qualified. (Item 1)

2.  To vote on approval of the  appointment of KPMG LLP, as the  Independent  Public  Accountants  for
    the Company. (Item 2)

3.  To vote on approval of the 2005 Long-Term Incentive Plan. (Item 3)

        Only those shareholders of record at the close of business on February 15, 2005 shall be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

        WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                                 By Order of the Board of Directors

                                                  /s/ George A. Schloegel

                                                 George A. Schloegel
                                                 Chief Executive Officer

                                          Hancock Holding Company
                                             One Hancock Plaza
                                             2510 14th Street
                                        Gulfport, Mississippi 39501
                                              Proxy Statement
                                             February 28, 2005

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Hancock Holding Company (the “Company” or “HHC”) for the annual meeting of shareholders to be held on March 31, 2005, 5:30 p.m., local time, at Hancock Bank, One Hancock Plaza, 2510 14th Street, Gulfport, Mississippi. Only shareholders of record at the close of business on February 15, 2005 are entitled to notice of and to vote at the meeting. It is expected the Proxy Materials will be first mailed on February 28, 2005.

This proxy solicitation is made by the Board of Directors of HHC. Nominees are advised prior to record date to submit their request for proxy solicitation materials, and they are shipped overnight to nominees or their designated agent for process to non-objecting beneficial owners and objecting beneficial owners.

Holders of record of the Company’s Common Stock, par value $3.33 per share (the “Common Stock”) as of February 15, 2005 (the “Record Date”) are entitled to vote at the meeting or any adjournment thereof. Each share of Common Stock entitles the holder thereof to one (1) vote on each matter presented at the Annual Meeting for shareholder approval. On February 15, 2005, 32,487,327 shares of Common Stock were outstanding and entitled to vote. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding and entitled to vote on February 15, 2005 will constitute a quorum.

Pursuant to Mississippi Law and the Company’s Bylaws, action on a matter (other than the election of Directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Company’s Articles of Incorporation or Mississippi Law specifically requires a greater number of affirmative votes on a particular matter. Abstentions and broker non-votes are only for the purpose of determining whether a quorum is present at the meeting. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

Pursuant to Mississippi Law and the Company’s Bylaws, directors are elected by a plurality of the votes cast in the election of directors. A “plurality” means that the individuals with the largest number of favorable votes are elected as directors, up to the maximum number of directors to be chosen at the meeting.

Shareholders of the Company do not have cumulative voting rights with respect to the election of directors at the Annual Meeting. A shareholder has the right to vote the number of shares owned in the election of each director. With respect to the election of six (6) directors to hold office for the terms indicated here in, the nominees receiving the most votes, up to six (6), will be elected. If the Proxy is marked to vote for the six (6) directors as a group, one vote will be cast for each director for each share entitled to vote. If any shareholder wishes to vote for fewer than six (6) directors, they may line through or otherwise strike out the name of any nominee.

Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy: (1) by personally appearing and choosing to vote at the Annual Meeting; (2) by written notification to the Company which is received prior to the exercise of the Proxy; or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted “FOR” Items 1, 2 and 3 as described below.

Corporate Communications, Inc. is contracted by the Company to solicit proxy requests at a cost of approximately $3,500, plus customary expenses. The contact at Corporate Communications, Inc. is Mr. Roy Alley, 523 Third Avenue South, Nashville, Tennessee 37210. He can be reached at telephone number (615) 254-3376. All nominees and brokers will be reimbursed the allowable charges as per U.S. Securities and Exchange Commission regulations. The Company will bear the cost of the solicitation of proxy materials. All requests for payment should be directed to: Hancock Holding Company, Investor Relations, P.O. Box 4019, Gulfport, MS 39502. Solicitation of proxies will be primarily by mail. Officers, directors, and employees of the Company and its subsidiaries, Hancock Bank and Hancock Bank of Louisiana, and Hancock Bank of Florida (hereinafter referred to collectively as the "Banks") also may solicit Proxies personally.

Any shareholder, or their appointed agent, who has any questions concerning the procedures for voting their proxy or the annual meeting should contact the Corporate Investor Relations Department, attention Paul D. Guichet at (228) 214-5242 or 1-800-522-6542 ext. 85242.

MANAGEMENT PROPOSALS:

ITEM 1 -- ELECTION OF DIRECTORS

The Board of Directors, by a vote of a majority of the full Board, has nominated the persons named below for election to serve as directors. The term of each six (6) newly elected directors will expire at the Annual Meeting of Shareholders as indicated or when his successor has been elected and qualified.

The Company’s Articles of Incorporation provide for a Board of at least nine (9) directors classified into three (3) classes of directors. At each annual meeting each class of directors whose term has expired will be elected to hold office until the third succeeding annual meeting or until their successor has been elected and qualified.

It is the intent of the persons named in the Proxy to vote such Proxy “FOR” the election of the nominees listed below, unless otherwise specified in the Proxy. In the event that any such nominee should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the Proxy will vote for the election of such person in the place of such nominee as the Board of Directors may recommend.

Nominations for the election to the Board of Directors, other than those made by or at the direction of the Board of Directors, may be made by a shareholder by delivering written notice to the Company’s Secretary not less than fifty (50) nor more than ninety (90) days prior to the meeting at which directors are to be elected, provided that the Company has mailed the first notice of the meeting at least sixty (60) days prior to the meeting date. If the Company has not given such notice, shareholder nominations must be submitted within ten (10) days following the earlier of: (i) the date that notice of the date of the meeting was first mailed to the shareholders, or (ii) the date on which public disclosure of such date was made. The shareholder’s notice must set forth as to each nominee: (i) the name, age, business address and residence address of such nominee; (ii) the principal occupation or employment of such nominee; (iii) the class and number of shares of the Company’s Common Stock which are beneficially owned by such nominee; and (iv) any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of Directors. The shareholder’s notice must also set forth as to the shareholder giving notice: (i) the name and address of such shareholder; and (ii) the class and amount of such shareholder’s beneficial ownership of the Company’s Preferred and Common Stock.

If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder’s nomination should not be brought before the meeting and that such nominee shall not be eligible for election as Director of the Company.

NOMINEES FOR DIRECTOR

Alton G. Bankston - currently an Advisory Director
Additional information for Mr. Bankston can be found in the section describing directors of the Company.

Frank E. Bertucci - currently a Director
Additional information for Mr. Bertucci can be found in the section describing directors of the Company.

Joseph F. Boardman, Jr. - currently a Director
Additional information for Mr. Boardman can be found in the section describing directors of the Company.

Don P. Descant. - currently an Advisory Director
Additional information for Mr. Descant can be found in the section describing directors of the Company.

Charles H. Johnson, Sr. - currently a Director
Additional information for Mr. Johnson can be found in the section describing directors of the Company.

John H. Pace - currently an Advisory Director
Additional information for Mr. Pace can be found in the section describing directors of the Company.

The Board of Directors Recommends you vote FOR Item 1.

ITEM 2 -- APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed KPMG LLP, a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 2005, and until their successors are selected.

The Company has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board does not anticipate that representatives of KPMG LLP will be in attendance at the Annual Meeting, be present to make a statement or be available to respond to questions.

As previously disclosed in the 2004 Proxy Statement and Form 8-K/A dated January 26, 2004 and filed with the Securities and Exchange Commission, on January 20, 2004, the Company dismissed Deloitte & Touche LLP as its independent auditors, after Deloitte & Touche LLP completed its audit of the financial statements of the Company for the fiscal year ended December 31, 2003. The Audit Committee of the Board of Directors of the Company approved the decision to change auditors.

During the two fiscal years ended December 31, 2003 and 2002, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in their reports on the financial statements for such years.

During the two fiscal years ended December 31, 2003 and 2002, Deloitte & Touche LLP’s reports on financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2003 and 2002, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(1)(v) of Regulation S-K.

Although not required to do so, the Board of Directors has chosen to submit its appointment of KPMG LLP for ratification by the Company’s shareholders. It is the intention of the persons named in the Proxy to vote such Proxy FOR the ratification of this appointment. If this proposal does not pass, the Board of Directors will reconsider the matter. The proposal will be ratified if the votes cast favoring the appointment exceed the votes cast opposing it.

The Board of Directors Recommends you vote FOR Item 2.

ITEM 3 -- APPROVAL OF THE 2005 LONG-TERM INCENTIVE PLAN.

Introduction

The Company’s Board of Directors unanimously recommends approval of the proposed 2005 Long-Term Incentive Plan (the “Plan”). The Plan is designed to enable employees and directors to obtain a proprietary interest in the Company and thus to share in its future success and to attract and retain outstanding personnel. The Company believes the Plan will meet these objectives.

The Plan provides that awards for up to an aggregate of Five Million (5,000,000) shares of Company Common Stock may be granted thereunder during the term of the Plan. Awards for all of such shares of Company Common Stock may take the form of incentive stock options if the Committee which has been appointed by the Board of Directors to administer the Plan (the “Committee”) so determines in its sole discretion. The Plan limits the number of shares for which awards may be granted thereunder during any calendar year (the “Plan Year”) to two percent (2%) of the outstanding Company Common Stock as reported in the Company’s Annual Report on Form 10-K for the fiscal year ending immediately prior to that Plan Year. Any unused portion of this 2% limit is carried forward and available for grant in future Plan Years. Shares of Company Common Stock related to awards which have been cancelled, forfeited, surrendered or terminated or which expire unexercised during preceding Plan Years are also available for grant.

The Plan also limits the total number of shares of Company Common Stock available during any Plan Year for the grant of awards to any one participant to an aggregate of 100,000 and limits the number of shares which may be issued during any Plan Year as restricted shares to any one participant to 35,000.

These limitations on the number of shares of Company Common Stock for which awards may be granted under the Plan are subject to adjustment for specified changes in capitalization including a stock split, stock dividend, combination or exchange of shares, reorganization, merger or consolidation or other such change.

The Board believes that the proposed Plan is necessary to allow the Company to continue to attract and retain qualified personnel and to encourage stock ownership in the Company by key employees and directors.

Award Grants

Eligibility for awards under the Plan is limited to those employees of the Company or a subsidiary thereof and those directors of the Company, which are designated by the Committee. No awards have been granted under the Plan to date. The grant of future awards will be subject to the discretion of the Committee.

It is not possible to determine the benefits or amounts of awards that will be received by or allocated to any specific employees or directors.

Market Price of Common Stock

The closing price of the Company’s Common Stock as of February 15, 2005 was $32.60 per share.

Plan Summary

The following summary description summarizes the main provisions of the Plan. A complete copy of the Plan is attached to this Proxy Statement as Appendix “A.”

The Plan provides for the grant of stock options, including incentive stock options; restricted shares; performance stock awards; and stock appreciation rights to the employees and directors selected by the Committee. However, no incentive stock options may be granted to a director unless such director is also an employee of the Company or a subsidiary of the Company. The Committee determines the type of awards, the shares of Company Common Stock subject to the awards and the terms of the awards.

The exercise price of options, including incentive stock options, granted under the Plan must be at least 100% (110% in the case of incentive stock options granted to an individual who owns 10% or more of the outstanding stock of the Company or a subsidiary) of the fair market value of the Company’s Common Stock at the time the option is granted. With limited exceptions, stock options are non-transferable. Incentive stock options must be exercisable within ten years (five years in the case of incentive stock options granted to an individual who owns 10% or more of the outstanding stock of the Company or a subsidiary) of the date of grant. The aggregate fair market value (as of the date of grant) of the Company Common Stock for which incentive stock options are exercisable for the first time by a participant during any calendar year may not exceed $100,000.

Restricted shares issued under the Plan shall be evidenced by a stock certificate and shall be subject to such restrictions on ownership, vesting and transfer, as the Committee shall determine. Participants shall be entitled to dividends on and shall have the right to vote all such restricted shares issued under the Plan.

Performance stock awards entitle the participant to receive shares of Company Common Stock upon satisfaction of certain performance goals. The Committee has sole discretion for setting the performance goals and the period during which such performance goals must be achieved. Such performance goals may be particular to the participant or the division, department, branch, subsidiary or other unit in which the participant works or may be based on the performance of the Company as a whole.

Stock appreciation rights (“SARs”) entitle the participant to all or a portion of the excess of the fair market value (determined on the date of exercise) of a specified number of shares of Company Common Stock over a specified price which shall not be less than the fair market value of such shares on the date of grant of the SAR. SARs may be issued in connection with or independently of an option under the Plan. Payment upon exercise of a SAR may only be made in the form of Company Common Stock.

Except for services rendered to the Company, participants pay no consideration for awards. Proceeds received by the Company from the exercise of options or other awards are used for general corporate purposes. Except as stated above with respect to restricted shares, the grant of an award under the Plan shall confer no rights as a shareholder until such time as Company Common Stock is issued in connection with the exercise of the award.

The Plan is effective as of March 31, 2005, subject to approval by the Company’s shareholders, and will terminate on the tenth anniversary of such date, unless the Board terminates the Plan earlier. The shares issuable under the Plan will be registered with the Securities and Exchange Commission on or before the effective date of the Plan. The Board may amend the Plan without shareholder approval, except where applicable law or rules require shareholder approval for the amendment.

Federal Tax Considerations

The grant of a stock option, other than an incentive stock option, (a “non-qualified stock option”) does not result in any taxable income to the participant or any tax deduction to the Company at the time of the grant. Upon the exercise of such option, the excess of the fair market value of the shares acquired over their costs to the participant (i) is taxable to the participant as compensation income, and (ii) is generally deductible by the Company, subject to rules relating to the reasonableness of compensation.

Neither the grant nor the exercise of an incentive stock option results in any Federal income tax consequences to either the participant or the Company. If the participant disposes of such shares within two (2) years of the date of grant or within one (1) year of the date of exercise, an amount equal to the lesser of (i) the differences between the sale price and the participant’s adjusted basis in the shares (typically the exercise price), will be taxed as compensation income and the Company will be entitled to a deduction for such amount at that time. An incentive stock option exercised more that three (3) months after termination of employment will be treated as a non-qualified stock option.

Awards of restricted shares will not result in taxable income to the participant or a tax deduction to the Company at the time of the grant of the award. The recipient, generally, will be subject to tax at ordinary income tax rates on the fair market value of the Company Common Stock on the date the restricted shares vest and are no longer subject to a substantial risk of forfeiture.

Performance stock awards and SARs, generally, are not taxable to the participant or deductible by the Company at the time of the grant of the award. The recipient generally will be subject to ordinary income tax on the fair market value of the Company Common Stock at the time the Company Common Stock is issued in settlement of the award. The Company is, generally, entitled to a Federal income tax deduction at the time the income is realized by the participant, subject to rules relating to the reasonableness of compensation.

The Board of Directors Recommends you vote FOR Item 3.

DIRECTORS OF HHC
Alton G. Bankston
         Retired  Owner of Bankston  Paint  Center,  Inc.,  Biloxi,  Mississippi.  Former  President of the
Greater Biloxi Economic  Foundation.  Member of the University of Southern  Mississippi  President's Advisory Board
and Mississippi Gulf Coast Community College Board. An Advisory Director since 1995.
         Term of Office: For a one-year period to expire 2006.
         Age: 63

Frank E. Bertucci
         Director of the Company  since  2000.  Since 1978,  Mr.  Bertucci  has been  employed  with F.E.B.
Distributing  Co., Inc., a regional  beverage  wholesaler and currently  serves as its President.  Advisory
Director of Hancock Bank since 1995.
         Term of Office: For a three-year period to expire 2008.
         Age: 48

Joseph F. Boardman, Jr.
         Director of the Company  since 1984,  Chairman  of the Board  since  1987.  Retired  President  of
Coast  Materials  Company (Ready Mixed Concrete  Business),  Gulfport,  Mississippi.  Advisory  Director of
Hancock Bank since 1972.
         Term of Office: For a three-year period to expire in 2008.
         Age: 75

Don P. Descant
         President  of  M.D.  Descant  Inc.  Former  President  of the  Louisiana  Association  of  General
Contractors.  Vice  Chairman of Bunkie  General  Hospital  and former  President  of the Bunkie  Chamber of
Chamber of Commerce. Director of Hancock Bank of Louisiana since 1995.
         Term of Office: For a two-year period to expire in 2007.
         Age: 56

James B. Estabrook, Jr.
         Director of the Company since 1995.  Mr.  Estabrook's  principal  occupation has been as President of Estabrook  Motor Co., Inc.  since 1967.  Mr.  Estabrook  also serves in the  capacities at the companies indicated:  President of Weaver Motor Co., Inc.  (Automobile  Dealerships);  President of Auto Credit, Inc.
(Auto  Finance  Business);   General  Partner,  Estabrook  Properties,  LP  (Real  Estate  Business);  Vice
President,  Falcon Leasing and Rental,  Inc., (Daily Rental Automobile Business)  Pascagoula,  Mississippi;
and Advisory Director of Hancock Bank since 1985.
         Term of Office: For a three-year term to expire in 2007.
         Age: 60

James H. Horne
         Director  of the  Company  since  2000.  Mr.  Horne is  owner  of  Capital  Properties,  Inc.  and
Valuation  Specialist,  Inc.,  specializing in real estate development and appraisal for over 20 years. Mr.
Horne is also  President of Ocean Springs Self Storage,  Inc.,  Ocean  Springs,  Mississippi;  President of
Gulfport Self Storage,  Inc.,  Gulfport,  Mississippi;  President of Grelot Self  Storage,  Inc.,  Gautier,
Mississippi;  Gautier Self Storage,  Inc.,  Gautier,  Mississippi;  Market Street  Properties (Self Storage
business), Biloxi, Mississippi.  Advisory Director of Hancock Bank since 1995.
         Term of Office: For a three-year period to expire 2006.
         Age: 53

Charles H. Johnson, Sr.
         Director  of the  Company  since 1987.  Business  Manager  since 1961 and  previous  President  of
Charles H. Johnson, Inc. (Residential General Contracting Business),  Diamondhead,  Mississippi;  Treasurer
since  1965,  Universal  Warehouse,  Inc.,  (Mini-Storage  Business),  Diamondhead,  Mississippi.  Advisory
Director of Hancock Bank since 1977.
         Term of Office: For a three-year period to expire 2008.
         Age: 71

John H. Pace
         Retired  President of  Interstate  Companies of Louisiana,  Inc.  Chairman of Our Lady of the Lake
Regional Hospital Capital Fund. Advisory Director of Hancock Bank (Mississippi) since 2002.
         Term of Office: For a three-year period to expire in 2008.
         Age: 74

Robert W. Roseberry
         Director of the Company  since 2001.  President of Northern  Division of Hancock  Bank,  Gulfport,
Mississippi,  since 2001.  Chairman and Chief Executive  Officer of Lamar Capital  Corporation from 1998 to
2001.  President  and Chief  Executive  Officer of Lamar Bank from 1986 to 1998.  Mr.  Roseberry  served in various capacities with Lamar Bank from 1971 to 1986. Director of Lamar Bank since 1972.
         Term of Office: For a three-year term to expire in 2007.
         Age: 54

George A. Schloegel
         Director  of the  Company  since 1984.  President,  Hancock  Bank,  Gulfport,  Mississippi,  since
1990, Vice Chairman of the Board of Hancock  Holding Company since 1984 and named Chief Executive  Officer,
Hancock Holding Company 2000;  Director of Hancock Bank of Louisiana,  since 1990.  Director of Mississippi
Power  Company,  Gulfport,  Mississippi.  Mr.  Schloegel  was  employed  part-time  with  Hancock Bank from
1956-1959  and began  full-time  employment  in 1962.  He served in various  capacities  until  being named
President in 1990.
         Term of Office: For a three-year term to expire in 2006.
         Age: 64

Leo W. Seal, Jr.
         Director of the Company since 1984.  President,  Hancock Bank, Gulfport,  Mississippi from 1963 to
1990;  President  of Hancock  Holding  Company  since  1984,  Chief  Executive  Officer  from 1984 to 2000;
Advisory  Director,  Hancock Bank of Louisiana  since 1993.  Hancock Bank employed Mr. Seal in 1947. He was elected to the Board of Directors  of Hancock  Bank in 1961 and named  President in 1963 and in 1977 he was named Chief Executive Officer.
         Term of Office: For a three-year period to expire in 2007.
         Age: 80

Christine L. Smilek
         Director since 2000. Ms. Smilek is a Certified  Public  Accountant and owner of Smilek,  CPA since
1991.  Advisory Director of Hancock Bank since 1995.
               Term of Office: For a three-year period to expire in 2006.
               Age: 44

George A. Schloegel is a director of Mississippi Power Company, Gulfport, Mississippi. None of the other Directors of the Company are directors of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of the Act, or registered as an investment company under the Investment Company act of 1940.

A majority of the Company’s directors are independent as defined in NASDAQ listing standards. No family relationship exists between any directors, executive officers, or persons nominated to become a director of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and preferred Stock of the Company. Officers, directors and greater than ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

On February 14, 2005, a report on Form 5 was filed with the Securities and Exchange Commission on behalf of Mr. Leo W. Seal, Jr. for a transaction, which occurred on December 20, 2004. On February 14, 2005, a report on Form 5 was filed with the Securities and Exchange Commission on behalf of Mr. James B. Estabrook, Jr. for a transaction, which occurred on January 29, 2004. Other than these reports, to the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended December 31, 2004, the officers, directors and greater than ten percent beneficial stockholders have complied with all applicable Section 16(a) reporting requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the number of shares of Common Stock of the Company held as of December 31, 2004 by the only shareholders who are known to management to be the beneficial owners of more than five percent (5%) of the Company’s outstanding shares:

Name and Address                  Amount and                    Percent
of Beneficial Owner               Nature of                     of Class
                                  Beneficial Ownership(1)
                                  of Common Stock
-------------------------------------------------------------------------------

Hancock Bank Trust Department       5,419,948.2 (2)               16.71%
One Hancock Plaza
Gulfport, Mississippi 39501

Leo W. Seal, Jr.                    4,318,279.6 (3)               13.31%
408 North Beach Blvd.
Bay St. Louis, Mississippi 39520
------------------------
(1)  Constitutes sole ownership unless otherwise indicated.
(2)  Consists  of shares  held and  voted by the  Hancock  Bank  Trust  Department  as  trustee  for 82 different  accounts.  Within  these 82  accounts,  the  Trust  Department  has sole  voting  rights on
     5,419,948.2 shares. The Trust Department has the sole right to dispose of 3,361,137.6  shares,  shared right to dispose of 303,685.7 shares.
(3)  Includes  8,220.6  shares  owned by Mr.  Seal's  wife,  360,000  shares  held in a marital  trust,
     269,737  shares held in a charitable  trust,  of which Mr. Seal has voting  rights but no  dispositive powers,  and includes  1,304,468  shares in three (3) trusts held by the Hancock Bank Trust Department
     (included in the 3,140,916.1  shares shown above as beneficially  owned by the Trust Department) as to which Mr.  Seal has sole  voting  rights,  but no power of  disposition.  Mr.  Seal's  sister  and her children are the  beneficiaries of these trusts.  Also included are 98,840 shares,  which Mr. Seal has the option or buy through the Company's  Employee  Incentive Plan and 18,000  restricted stock shares, which were  granted to Mr.  Seal in the 1996  Long-Term  Incentive  Plan.  Under the plan  unexercised options do not have voting rights.

SECURITY OWNERSHIP OF MANAGEMENT
(As of December 31, 2004)

Name of Beneficial Owner                            Amount and                        Percent
                                                     Nature of                        of Class
                                              Beneficial Ownership(1)
                                                 of Common Stock

---------------------------------------------------------------------------------------------------------
Directors
Alton G. Bankston                                     2,214.9   (2)                     0.01%
Frank E. Bertucci                                     2,044.0   (1)                     0.01%
Joseph F. Boardman, Jr.                              32,178.0   (3)                     0.10%
Don P. Descant                                        4,284.0   (1)                     0.01%
James B. Estabrook, Jr.                              12,876.0   (4)                     0.04%
James H. Horne                                       18,285.1   (5)                     0.06%
Charles H. Johnson, Sr.                              23,012.0   (1)                     0.07%
John H. Pace                                          2,350.1   (1)                     0.01%
Robert W. Roseberry                                 188,578.0   (6)                     0.58%
George A. Schloegel                                 578,217.1   (7)                     1.78%
Leo W. Seal, Jr.                                  4,318,279.6   (8)                    13.31%
Christine L. Smilek                                   1,131.3   (9)                     0.01%

Executive Officers
Charles A. Webb, Jr.                                 42,624.5  (10)                     0.13%
Carl J. Chaney                                      110,410.9  (11)                     0.34%
John M. Hairston                                    105,134.3  (12)                     0.32%
Richard T. Hill                                      66,027.9  (13)                     0.20%
Clifton J. Saik                                      49,465.1  (14)                     0.15%
Alfred G. Rath                                       23,342.5  (15)                     0.07%
Robert E. Easterly                                   56,921.9  (16)                     0.18%

Directors and Executive Officers as a             5,637,377.2  (17)                    17.38%
group (18 persons)
-----------------------------
(1)  Constitutes sole ownership unless otherwise indicated.
(2)  Constitutes shares held jointly with spouse.
(3)  Includes 13,200 shares owned by Mr. Boardman's wife.
(4)  Includes 4,828 shares held in the  Director's  Deferred  Compensation  Plan and 3,084 shares owned by Mr. Estabrook's minor child.
(5)  Includes  1,342.4 shares owned by Mr. Horne's wife;  1,949.9 shares owned jointly by Mr. Horne and his wife;  2,349.1  shares owned  jointly with his  children;  1,232.6  shares held in the  Director's
     Deferred Compensation Plan; and 9,051.9 shares held by Mr. Horne's company.
(6)  Includes  19,313.0  shares held jointly by Mr.  Roseberry  and his wife;  14,776 shares held in an
     IRA for Mrs.  Roseberry;  27,594.0  shares  held  jointly  with  children;  2,188  shares head by Mrs.
     Roseberry and her son; 200.0 shares held individually by Mr. Roseberry's daughter; and 2,400 options.
(7)  Includes  112,952  shares owned jointly by Mr.  Schloegel and his wife;  621 shares owned directly by his spouse;  183,996  options and 18,000  Restricted  Stock Awards granted to Mr.  Schloegel in the
     1996 Long-Term Incentive Plan.
(8)  Includes  8220.6 shares owned by Mr. Seal's wife,  360,000 shares held in marital  trust,  269,737 shares held in a charitable trust of which Mr. Seal has voting rights but no dispositive  powers,  and
     1,304,468 shares held in a fiduciary  capacity by Hancock Bank's Trust Department as to which Mr. Seal has sole  voting  rights  but no  power  of  disposition.  Mr.  Seal's  sister  and her  children  are beneficiaries  of these trusts.  Mr. Seal disclaims  beneficial  ownership of these 1,304,468  shares.
     Also included are 98,840  options and 18,000  restricted  stock awards granted to Mr. Seal in the 1996
     Long-Term Incentive Plan.
(9)  Includes 696.3 shares owned by Ms. Smilek's husband.
(10) Includes 31,765 shares owned jointly with Mr. Webb's wife.
(11) Includes 42 shares  held by Mr.  Saik's son;  16,700  shares  owned by Mr.  Chaney's  wife;  624.8 shares for the benefit of Mr.  Chaney's  children,  of whom he is the  custodian;  75,596  options and
     9,000 restricted stock awards granted to Mr. Chaney in the 1996 Long-Term Incentive Plan.
(12) Includes  6  shares  for  the  benefit  of Mr.  Hairston's  children;  80,996  options  and  9,000 restricted stock awards granted to Mr. Hairston in the 1996 Long-Term Incentive Plan.
(13) Includes  40,498  options  and 4,500  restricted  stock  awards  granted  to Mr.  Hill in the 1996
     Long-Term Incentive Plan.
(14) Includes  36,750  options  and 4,500  restricted  stock  awards  granted  to Mr.  Saik in the 1996
     Long-Term Incentive Plan.
(15) Includes  541.5 shares owned by Mr. Rath's  children;  20,400 options and 2,400  restricted  stock awards granted to Mr. Rath in the 1996 Long-Term Incentive Plan.
(16) Includes  92 shares  owned by Mr.  Easterly's  wife;  39,200  options and 3,500  restricted  stock awards granted to Mr. Easterly in the 1996 Long-Term Incentive Plan.
(17) Includes  all  shares  held as a group  by all  the  Company  Directors,  Nominees  and  Executive
     Officers,  including shares  disclaimed by Mr. Seal as noted in footnote #8 above. This group consists of 19 persons.

                                          EXECUTIVE COMPENSATION
                                   SUMMARY MANAGEMENT COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------
                                            Annual Compensation               Long-Term Compensation
------------------------------------------------------------------------------------------------------------
Name and                                                  Other Annual   Restricted    Stock      All Other
Principal                                       Bonus     Compensation   Stk Awards  Options   Compensation
Position                        Year  Salary   ($)(12)             ($)  ($)(9)(10)*     (#)*         ($)(2)
------------------------------------------------------------------------------------------------------------
George A. Schloegel             2004  408,738  208,251    188,332(1)     167,820(3)   20,000          5,000
Vice Chm & CEO, HHC

                                2003  405,000  219,409        17,360     134,160(3)   20,000          1,769

                                2002  374,423  211,200        14,645  84,000(3)(11)   29,998          4,044

Leo W. Seal, Jr.                2004  119,000        0         8,832     167,820(4)   10,800         20,506
President, HHC
                                2003  119,000        0        10,644     134,160(4)   10,800         20,504

                                2002  113,231        0         8,865  84,000(4)(11)        0         20,512

Carl J. Chaney                  2004  228,462   86,623             0      83,910(5)   18,000              0
EVP & CFO, HHC

                                2003  210,577   89,921             0      67,080(5)   18,000              0

                                2002  191,346   88,800             0  42,000(5)(11)   11,998             41

John M. Hairston                2004  228,462   86,623             0     83,910 (6)   18,000          3,300
EVP & COO, HHC
                                2003  210,577   89,921             0      67,080(6)   18,000          5,000

                                2002  191,346   88,800             0  42,000(6)(11)   11,998          2,626

Richard T. Hill                 2004  176,731   56,862             0      41,955(7)    9,000          5,000
EVP & Sr. Retail Officer
                                2003  168,077   58,632             0      33,540(7)    9,000          5,000

                                2002  151,462   60,060             0  21,000(7)(11)    7,498          5,000

Clifton J. Saik                 2004  230,597   62,435             0      41,955(8)    9,000              0
EVP & Sr. Trust Officer
                                2003  225,577   89,510             0      33,540(8)    9,000              0

                                2002  217,796   89,964             0  21,000(8)(11)    6,000              0

(1)  Contains  $63,500 for  reimbursement  of life insurance  premium;  and $69,761 for tax gross up on insurance premium & forgiveness of debt.
(2)  Deferred Compensation.
(3)  On December 31, 2004, Mr.  Schloegel held 18,000  restricted  shares in the aggregate,  at a value of $602,280.
(4)  On December 31,  2004,  Mr. Seal held 18,000  restricted  shares in the  aggregate,  at a value of
     $602,280.
(5)  On December 31, 2004,  Mr. Chaney held 9,000  restricted  shares in the  aggregate,  at a value of
     $301,140.
(6)  On December 31, 2004, Mr. Hairston held 9,000  restricted  shares in the aggregate,  at a value of
     $301,140.
(7)  On December  31,  2004,  Mr. Hill held 4,500  restricted  shares in the  aggregate,  at a value of
     $150,570.
(8)  On December  31,  2004,  Mr. Saik held 4,500  restricted  shares in the  aggregate,  at a value of
     $150,570.
(9)  Awards for the  calendar  year 2004 were awarded  January 8, 2004,  a total of 21,000  shares were awarded to these  executives at the price of $27.97 per share.  Awards for the calendar year 2003 were awarded  January 6, 2003, a total of 21,000  shares were awarded to these  executives  at the price of
     $22.36 per share.  Awards for the calendar  year 2002 were awarded  January 9, 2002, a total of 21,000 shares were awarded to these executives at the price of $14.00 per share.

(10) Dividends are paid on restricted stock for all named executives.
(11) 2002 Restricted Stock Awards will cliff vest in 2005.
(12) For 2004 the  reporting  of Bonus was  revised to  reflect  the  amounts  paid in given  year.  In previous years, Bonus was reported for the year in which it was earned.
*    Reflects 2-for-1 stock split effective on March 8, 2004.
Option Grants

Shown below is information on grants of stock options pursuant to the Company’s incentive plan during 2004 to the named executives in the Executive Compensation Table above. Restricted Stock Awards are disclosed under the Executive Compensation Table.

                                    Stock Option Grants in Last Fiscal Year
                                             Individual Grants
                                                                                 Potential
                                                                                Realizable Value

                       Options       Percent of    Option         Expiration    Grant Date
 Name                  Granted       Total Granted Price ($)      Date          Present
                                                                                Value($)(3)
 --------------------------------------------------------------------------------------------------
 George A. Schloegel    20,000        5.87%          $27.97  (1)  01-08-2014       $238,200

 Leo W. Seal, Jr.        7,550        2.21%          $27.97  (1)  01-08-2014       $ 89,921
                         3,250        0.95%          $30.76  (2)  01-08-2009       $ 26,650

 Carl J. Chaney         18,000        5.28%          $27.97  (1)  01-08-2014       $214,380

 John M. Hairston       18,000        5.28%          $27.97  (1)  01-08-2014       $214,380

 Richard T. Hill         9,000        2.64%          $27.97       01-08-2014       $107,190

 Clifton J. Saik         9,000        2.64%          $27.97       01-08-2014       $107,190

------------------
(1)  Non-qualified stock options were issued at the fair market value on the date of grant,
     01/08/2004, with a vesting schedule of 20% per year beginning 01-08-2005.
(2)  Incentive stock options were issued at 110% of the fair market value on the date of grant,
     01/08/2004.
(3)  Value was calculated using the Black-Scholes option valuation model.
Option Exercises

        The following Table sets forth certain information regarding individual exercises of stock options during 2004 and unexercised options granted to each of the named executives and held by them at the end of 2004.

                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                     AND FISCAL YEAR END OPTION VALUES

                                                   Number of Unexercised Options     Value of In-the-money
                                                                                           Options (1)
                    Shares Acquired        Value
 Name                  On Exercise       Realized    Exercisable  Unexercisable   Exercisable  Unexercisable
 ---------------------------------------------------------------------------------------------------------------
 George A.Schloegel            0          $0.00      20,502(2)      14,999(3)    $2,531,546     $572,152
                                                     95,997(3)      36,001(5)
                                                     12,498(4)
                                                      3,999(5)

 Leo W. Seal, Jr.              0          $0.00      34,560(2)      12,938(5)     $1,491,742    $ 99,445
                                                     32,812(3)
                                                     17,184(4)
                                                      1,346(5)

 Carl J. Chaney                0          $0.00      33,597(3)       5,999(3)       $734,734    $370,036
                                                      3,599(5)      32,401(5)

 John M. Hairston              0          $0.00      34,497(3)       5,999(3)       $811,612    $370,036
                                                      4,500(4)      32,401(5)
                                                      3,599(5)

 Richard T. Hill               0          $0.00      18,749(3)       3,749(3)       $411,948    $199,504
                                                      1,799(5)      16,201(5)

 Clifton J. Saik               0          $0.00      15,750(3)       3,000(3)       $344,632    $185,033
                                                      1,799(5)      16,201(5)

--------------------
(1)  Based on closing price on the NASDAQ National Market System of $33.46 on December 31, 2004.
(2)  Stock options are exercisable six months after the date of grant.
(3)  Stock Options granted are exercisable 25% after the first year, then an additional 25% for each of the next three years.
(4)  Stock Options granted are exercisable one year after the date of the grant.
(5)  Stock Options granted are exercisable 20% after the first year, then an additional 20% for each of the next four years.
Director's Fees

Directors of Hancock Holding Company (HHC) who are not also employees of Hancock Bank or Hancock Bank of Louisiana receive $225 for each HHC board meeting attended and $600 for each Bank board meeting attended. All other Hancock Bank Directors who are not also employees of Hancock Bank receive $400 for each Bank board meeting attended. Hancock Bank of Louisiana Directors who are not also employees of Hancock Bank or Hancock Bank of Louisiana receive $275 for each Hancock Bank of Louisiana board meeting attended. Directors of Hancock Bank or Hancock Bank of Louisiana who are not also employees of either Bank and attend regional board meetings receive $250 for each meeting attended. Directors who are also not employees of Hancock Bank or Hancock Bank of Louisiana and are members of a Bank committee, also receive $225 for each committee meeting attended, and $100 for each loan committee attended.

Hancock Holding Company Directors who are not also employees of the Company received a $12,000 retainer in addition to their meeting fees. Hancock Bank and Hancock Bank of Louisiana directors who are also not employees of the Company received a bonus based upon the number and type of meetings attended during the year in amounts up to $8,000.

From time to time the Company will initiate new business referral programs for all Directors of the Company who are also not employees. In 2004, the Company offered a voluntary referral program to these Directors. Directors earned one (1) point for every $1,000 in new business referred to the Company. At year-end, the points were tallied and $1.00 was paid to the Directors for every point. Eighteen (18) Directors of the Company and subsidiaries earned an incentive in the 2004 plan. The Company purchased shares off the open market equivalent to the number of dollars each Director earned.

Pension Plan

Hancock Bank, along with its affiliated companies, maintains a pension plan (the “Pension Plan”) covering all full-time and part-time employees (including executive officers of the Company who are also employees of the Banks) who have completed one (1) year of service, have attained 21 years of age, and worked a minimum of 1,000 hours during the calendar year.

The table set forth shows the estimated annual base payments payable under the present benefit formula to persons retiring upon attainment of age 65 in the indicated earnings classifications and with the indicated number of years of service for purposes of computing retirement benefits.

                                      Pension Plan Table (1) (2) (3)

       Pay ($)                                        Years of Service
                       15           20          25         30         35          40         45          50
       50,000        10,070       14,007      20,055     24,258     28,461      32,664     36,868    41,071
       100,000       22,220       30,657      43,112     52,119     61,126      70,132     79,139    88,146
       150,000       34,370       47,307      66,169     79,980     93,790     107,600     121,411   135,221
       200,000       46,520       63,957      89,227     107,841    126,454    145,068     163,682   182,296
       250,000       47,735       65,622      91,532     110,627    129,721    148,815     167,909   187,004

 (1) This table reflects the normal form of benefit under the Pension Plan which is a life annuity with no payments guaranteed.
 (2) The table also reflects the IRC Section 401(a)(17) which limits compensation for Pension
     Plan purposes to $205,000 for 2004.
 (3) The annual amount exceeds the IRC Section 415 limit of $165,000 for a life annuity. The
     Section 415 limit is indexed so that these amounts may eventually be paid.

Earnings covered by the Pension Plan consist of base salary and do not include bonuses. The benefit amounts are not subject to reduction for social security benefits, but social security amounts were taken into account under the benefit formula. Covered compensation for the named executive officers as of the end of the last calendar year is the IRC Section 401(a)(17) or $205,000.

Assuming continued employment, the retirement age for Messrs. Schloegel, Chaney, Hairston, Hill and Saik will be age 65. Mr. Seal has attained normal retirement age.

Alternate Pension Plan

In addition to qualified defined benefit pension plan, Mr. Schloegel has an additional non-qualified defined benefit plan. This non-qualified plan provides additional benefits to Mr. Schloegel upon retirement. This plan was designed to provide Mr. Schloegel with retirement benefits equivalent to 75% of his final base pay and bonus as an employee. Under the terms of these agreements and upon retirement at or after normal retirement age, Mr. Schloegel will receive monthly benefits of $17,325 for 240 months as well as an annual lump sum payment of $63,500 until 2013. This annual lump sum payment replaces a previous split-dollar life insurance policy. In addition to the annual lump sum payment, taxes will be appropriately reimbursed to Mr. Schloegel. In the event of Mr. Schloegel’s death, either before or after retirement, such benefits shall be paid to his beneficiaries. If Mr. Schloegel’s employment terminates for any reason other than retirement at or after normal retirement age or death, no monthly benefits will be paid. Although the obligations of the Company under these agreements are unfunded and unsecured promises to pay, these plan expenses will be fully accrued on the general ledger prior to Mr. Schloegel’s retirement.

In previous years, a disclosure was made on the summary compensation table for the Alternative Pension Payments to Mr. Schloegel as other annual compensation.

Change of Control Arrangements

The Company does not have employment contracts with the executive officers named in the Summary Compensation Table. Each of the named executives, however, has a change of control agreement that, among other things, assures the individual of at least three year’s employment (or, in certain instances, severance payments) in the event of a change of control of the Company. If the executive is terminated by the Company after the change of control except for cause or as a result of the executive’s disability, then the executive is entitled to a severance payment equal to a percentage of base salary and bonus, which percentage varies depending on the executive’s agreement with the Company from 99% to 199%. The executive is also entitled to a severance payment if the executive resigns because of a material change in duties or relocation as the result of the change of control of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation

The following directors currently serve as members of the Compensation Committee of Hancock Holding Company's Board of Directors: Frank E. Bertucci, Compensation Committee Chairman, J.F. Boardman and Charles H. Johnson. Victor Mavar, Director Emeritus of the Company, also served as a member of the Compensation Committee during the year. The Compensation Committee met six times in 2004.

There are no relationships that would create a compensation committee interlock as defined under applicable SEC regulations.

Role and Purpose of the Compensation Committee

The primary purpose of the Compensation Committee (the “Committee”) is to aid the Board of Directors (the “Board”) in discharging its responsibilities relating to the compensation of the Company’s Chief Executive Officer and other officers of the company and its subsidiaries having the rank of Executive Vice President or higher and who report directly to the Chief Executive Officer (referred to herein as “executive officers”). The Committee has overall responsibility for evaluating and approving the Company’s compensation plans, policies and programs. The Compensation Committee also oversees the preparation of and approves the annual Committee report on executive compensation for inclusion in the Company’s proxy statement. The Compensation Committee Charter, which further outlines the Committee’s responsibilities and duties, appears on the Company’s website under Investor Relations – Corporate Governance – Committee Charters.

The following report from the Compensation Committee of the Board of Directors discloses the compensation policies applicable to the executive officers of the Company for 2004. Specific compensation figures of the Company’s named executives are made known in the Summary Compensation Table, the Stock Option Grant Table, the Stock Option Exercise Table, and the Pension Table.

Executive Officer Compensation

In determining the compensation to be paid to the Company’s executive officers in 2004, the Compensation Committee employed compensation policies designed to align executive officer compensation with the Company’s overall business strategy, values, and performance. These policies are intended to reward executives for long-term strategic management and the enhancement of shareholder value and to support a performance-oriented environment that rewards achievement of company goals.

The Company’s compensation program for executive officers currently includes the following: (1) a base salary structure that reflects the responsibilities relating to the individual’s position and individual performance, (2) an annual incentive plan which closely aligns compensation with the Company’s financial performance, and (3) annual incentive stock awards tied to the Company’s achievement of certain goals or milestones. The Committee believes this approach best serves the interest of stockholders by ensuring that executive officers are compensated in a manner that advances both the short- and long-term interests of shareholders.

Particularly for the 2004 compensation review, the Committee engaged the services of a compensation consultant (Clark Consulting, Inc.) to assist the Compensation Committee. The consultant prepared a detailed analysis and competitive compensation review of all of the executive officers of the company, as well as certain other officers. This analysis included an in-depth study of base compensation levels, as well as short-term and long-term incentive opportunities and actual awards and payments made. The consultant developed a proxy peer analysis, which included twenty financial services organizations of similar size and financial scope. After careful examination of the findings, the Committee agreed to institute a formal compensation philosophy designed to pay executive officers of the Company at the market for base compensation and above market total compensation for top quartile performance.

Base Salary

Salaries paid to executive officers (other than Mr. Seal and Mr. Schloegel) are reviewed annually by the Chief Executive Officer (“C.E.O.”) of the Company and the Director of Human Resources based upon subjective assessment of the nature of the position, the contributions, experience and company tenure of the executive officer. The C.E.O. then makes his suggestions as to the adjustments in base salary for all the executive officers to the Compensation Committee. Additionally, the Company utilizes multiple sources including subscribing to and participating in a variety of compensation surveys, such as the Watson Wyatt Data Survey for Financial Institutions, the SNL Executive Compensation Survey, and Mercer Human Resource Consulting Surveys. As aforementioned, consulting services were retained and utilized as well.

These sources provide the Compensation Committee with comparative compensation data from the company’s market areas and its peer groups. This information is used by the Compensation Committee to ensure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company’s overall and long-term success.

Annual Incentive Plan

The 2004 Key Manager Incentive Plan is designed to focus executive officers towards improving corporate, unit, and individual performance. To accomplish the focus on each of the three components, they are funded independently.

The corporate component has three focus areas: net earnings growth, average deposit growth, and average loan growth. The corporate component is weighted based on the level of corporate responsibility and impact each executive’s position carries.

The unit component is determined by each management sponsor. The unit goals are stretch goals that are difficult but attainable with extraordinary effort from the executive officers of the unit. These goals are not day to day tasks and activities of the unit. Each goal has a grading matrix established before the goals are communicated to the unit.

The individual component allows for both specific goals and subjective measurement such as “Team Contribution” and “Staff Development”. The subjective areas can be used to measure those areas that can not be specifically captured in single line item goals. These types of subjective categories are kept to a minimum given that the intent of the plan is to establish and reward activities and tasks that improve the overall performance of the company.

To maximize the effectiveness of this Annual Incentive Plan program, SMART (Specific, Measurable, Attainable, Results-Oriented, and Time Bound) goals have been set in place as well. These goals also have a framework of review wrapped around them so that each executive member is aware of where their performance stands at all times within each category – corporate, unit, and individual.

Annual Incentive Stock Awards

The 1996 Hancock Holding Company Long-Term Incentive Plan (the “Long-Term Incentive Plan”) that was approved by the Company’s shareholders in 1996 was designed to provide annual incentive stock awards. The Long-Term Incentive Plan currently restricts the combined number of stock options and restricted stock awards to a maximum of 2% of the outstanding shares as reported in the Company’s previous year’s 10-K. Only 1/3 of the shares available for award each year may be awarded in restricted stock awards or performance stock awards.

Annually, the C.E.O. and the President of the Company assess the performance of the Company, the individual executive officer’s contributions, and the attainment of individual and departmental goals and use this in making recommendations to the Committee on executive long-term awards. Long-Term Incentives, both restricted stock awards and incentive stock options, are granted as an inducement for executives to enhance the growth of the Company and shareholder value.

Section 162(m)

Section 162(m) of the Code generally limits the corporate tax deduction for compensation in excess of $1 million that is paid to a named executive officer, unless certain performance-based conditions are met. In establishing and administering the Company’s compensation programs, the Compensation Committee intends to comply with the requirements of Section 162(m), although the Company retains the flexibility to pay compensation that is not eligible for such treatment under Section 162(m) if it is in the best interest of the Company to do so. At this time, however, the Compensation Committee does not anticipate the payment of any compensation to an executive officer that would be affected by this limit.

Chief Executive Officer and President Compensation

In determining the compensation for Mr. Schloegel, the Company’s Vice Chairman and Chief Executive Officer, the Compensation Committee took into consideration overall performance of the Company in addition to publicly disclosed compensation of chief executive officers of other bank holding companies of similar asset size, performance, growth and demographics. Other factors considered by the Compensation Committee, include the following: overall performance in the fiscal year, income and earnings per share, non-interest revenue and income, various expense control criteria, deposit production and growth, loan production and growth, customer satisfaction, customer retention sales and referral revenues, development and expansion of the Company’s product lines, market areas and strategies, performance against top-quartile and regional peer groups, and other performance metrics as defined by the Committee.

For personal reasons, as well as a long time philosophy of Mr. Seal, President of the Company, and his father who served before him, Mr. Seal’s compensation is relatively low in comparison to other Company Presidents of other comparable institutions. His compensation is the result of Mr. Seal’s express wishes, and is no way reflective of his performance, his ability as President of the Company, or his value to the Company.

HBHC Compensation Committee:

Frank E. Bertucci, Compensation Committee Chairman
J.F. Boardman, Jr.
Charles H. Johnson
Victor Mavar
CERTAIN TRANSACTIONS AND RELATIONSHIPS

Directors, Officers, and Principal Shareholders of the Company and their associates have been customers of the Banks from time to time in the ordinary course of business and additional transactions may be expected to take place in the future. All loans to such persons were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or embody other unfavorable features.

FIVE YEAR SHAREHOLDER RETURN COMPARISON

The U.S. Securities and Exchange Commission requires that the Company include in its Proxy Statement a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a performance indicator of the overall stock market and either a nationally recognized industry standard or an index of peer companies selected by the Company. The broad market index used in the graph is the NASDAQ Market Index. The peer group index is a group of financial institutions in the Southeast with assets ranging from $1.5 billion to $10 billion, a list of the Companies included in the index follows the graph.

BOARD COMMITTEES AND MEETINGS

Audit Committee

The Company has an Audit Committee, which is currently composed of independent directors (as the term independent is defined by NASDAQ listing standards) Frank E. Bertucci, J. F. Boardman, Jr., James H. Horne, and Christine L. Smilek. The Company’s Board of Directors has determined that Ms. Smilek, a practicing CPA, is an audit committee financial expert as that term is defined in pertinent regulations. She also serves as Chairperson of the Audit Committee. The Audit Committee may from time to time call upon certain advisers including directors of the Company’s subsidiaries and director emeriti. The Audit Committee acts pursuant to a written Audit Committee Charter, a copy of which was attached as Appendix A to the 2004 Proxy Statement and which is available on the Company’s website under Investor Relations – Corporate Governance – Committee Charters. The Audit Committee oversees the operation of the Company’s Audit Department and makes recommendations to the Board of Directors concerning the independent accountants for the Company and its subsidiaries. The Audit Committee met thirteen (13) times during 2004. The Audit Committee’s Pre-Approval Policies and Procedures were attached as Appendix B to the 2004 Proxy Statement.

Compensation Committee

The following directors currently serve as members of the Compensation Committee of Hancock Holding Company's Board of Directors: Frank E. Bertucci, Compensation Committee Chairman, J.F. Boardman and Charles H. Johnson. Victor Mavar, Director Emeritus of the Company, also served as a member of the Compensation Committee during the year. The Compensation Committee met six times in 2004.

There are no relationships that would create a compensation committee interlock as defined under applicable SEC regulations.

Role and Purpose of the Compensation Committee

The primary purpose of the Compensation Committee (the “Committee”) is to aid the Board of Directors (the “Board”) in discharging its responsibilities relating to the compensation of the Company’s Chief Executive Officer and other officers of the company and its subsidiaries having the rank of Executive Vice President or higher and who report directly to the Chief Executive Officer (referred to herein as “executive officers”). The Committee has overall responsibility for evaluating and approving the Company’s compensation plans, policies and programs. The Compensation Committee also oversees the preparation of and approves the annual Committee report on executive compensation for inclusion in the Company’s proxy statement. The Compensation Committee Charter, which further outlines the Committee’s responsibilities and duties, appears on the Company’s website under Investor Relations – Corporate Governance – Committee Charters.

Nominating Committee

The Company has a Nominating Committee consisting of three (3) independent directors (as the term independent is defined by NASDAQ listing standards) James B. Estabrook, Jr. (Chairperson), James H. Horne and Christine L. Smilek. The Nominating Committee provides oversight on a broad range of issues surrounding the composition and operation of the Board of Directors of Hancock Holding Company. The Nominating Committee has a charter which is available on the Company’s website under Investor Relations – Corporate Governance – Committee Charters. The Nominating Committee met four (4) times in 2004.

Nominations for the election to the Board of Directors, other than those made by or at the direction of the Board of Directors, may be made by a shareholder by delivering written notice to the Company’s Secretary not less than fifty (50) nor more than ninety (90) days prior to the meeting at which directors are to be elected, provided that the Company has mailed the first notice of the meeting at least sixty (60) days prior to the meeting date. If the Company has not given such notice, shareholder nominations must be submitted within ten (10) days following the earlier of: (i) the date that notice of the date of the meeting was first mailed to the shareholders, or (ii) the date on which public disclosure of such date was made.

The shareholder’s notice must set forth as to each nominee: (i) the name, age, business address and residence address of such nominee; (ii) the principal occupation or employment of such nominee; (iii) the class and number of shares of the Company’s Common Stock which are beneficially owned by such nominee; and (iv) any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of Directors. The shareholder’s notice must also set forth as to the shareholder giving notice: (i) the name and address of such shareholder; and (ii) the class and amount of such shareholder’s beneficial ownership of the Company’s Preferred and Common Stock.

If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder’s nomination should not be brought before the meeting and that such nominee shall not be eligible for election as Director of the Company.

It is the Nominating Committee’s policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. The Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be followed by Stockholders

To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Committee, care of Paul D. Guichet, Vice President, Investor Relations, at the main office of the Company:

1. The name of the person recommended as a director candidate;

2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serve as a director if elected;

4. As to the shareholder making the recommendation, the name and address, as they appear on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.
Minimum Qualifications

The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First a candidate must meet the eligibility requirements set forth in the Company’s bylaws. A candidate also must meet any qualification requirements set forth in any Board or Committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory obligations.

The Board of Directors of the Company met a total of twelve (12) times during the year ended December 31, 2004. During 2004, all Directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by committees on which they served.

The Company has implemented a shareholder communication process to facilitate communication with its Board of Directors. All shareholder communications to the Board of Directors should be forwarded to the attention of Paul D. Guichet, Vice President-Corporate Investor Relations Department, Hancock Holding Company, P.O. Box 4019, Gulfport, MS 39502. Email address; Paul_Guichet@Hancock Bank.com.

It is the Company’s policy that members of the Board of Directors attend the annual meeting of shareholders. At the 2004 annual meeting, eight directors of the Company were in attendance.

PRINCIPAL ACCOUNTING FIRM FEES

During the last two (2) fiscal years, the Company paid its independent auditors fees and out of pocket expenses as follows:

Audit Fees. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2004 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $934,200 and for the fiscal year ended December 31, 2003, the aggregate fees billed by Deloitte & Touche LLP for such services were $179,200.

Audit-related Fees. The aggregate fees billed by KPMG LLP for assurance and related services that were reasonably related to the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2004 were $99,825. For the fiscal year ended December 31, 2003, the aggregate fees billed by Deloitte & Touche LLP for such services were $39,300.

Tax Fees. The aggregate fees billed for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2004 were $232,224. For the fiscal year ended December 31, 2003, the aggregate fees billed by Deloitte & Touche LLP for such services were $71,100.

All Other Fees. None incurred for the fiscal year ended December 31, 2004. For the fiscal year ended December 31, 2003, the aggregate fees billed by Deloitte & Touche LLP for such services were $25,000.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence. For 2004 the Audit Committee approved all the services described above in accordance with its Pre-Approval Policies, which were attached to the 2004 Proxy Statement as Appendix B.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

With respect to fiscal 2004, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communications with Audit Committees, as amended by Statement on Auditing Standards 90, Audit Committee Communications. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committee, and has discussed with the independent auditors the auditor’s independence.

The Audit Committee has discussed with the Company’s management and independent auditors the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission. The Board of Directors adopted a new Audit Committee charter, which meets the new requirements of the Sarbanes-Oxley Act of 2002, and new rules promulgated by the Securities and Exchange Commission.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Company's Audit Committee:

Frank E. Bertucci           J. F. Boardman, Jr.           James H. Horne           Christine L. Smilek
ADDITIONAL INFORMATION

The Annual Report of the Company for the fiscal year ended December 31, 2004 is enclosed. The Annual Report is not to be regarded as proxy soliciting material. Any shareholder who has not received an Annual Report may obtain one from the Company. The Company also will provide, without charge, copies of its Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the U. S. Securities and Exchange Commission. Shareholders wishing to receive a copy of the Annual Report on Form 10-K are directed to write Paul D. Guichet, Vice President – Investor Relations, at the address of the Company.

PROPOSALS FOR 2006 ANNUAL MEETING

Any shareholder who wishes to present a proposal at the Company’s next Annual Meeting and who wishes to have the proposal included in the Company’s Proxy Statement and form of Proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than October 30, 2005. After this date, a stockholder who intends to raise a proposal to be acted upon at the 2006 annual meeting of shareholders must inform the Company in writing no later than December 14, 2005. If notice is not provided by that date, the Company Board may exclude such proposal from being acted upon at the 2006 meeting. Further, the persons named in the Company proxy for the 2006 Annual Meeting will be allowed to exercise their discretionary authority to vote upon such proposal without the matter having been discussed in the Proxy Statement for the 2006 Annual Meeting.

By Order of the Board of Directors

/s/ George A. Schloegel
---------------------------
George A. Schloegel
Chief Executive Officer

Dated:  February 28, 2005

APPENDIX A

HANCOCK HOLDING COMPANY
2005 LONG-TERM INCENTIVE PLAN

ARTICLE I. PURPOSE

The purpose of the Hancock Holding Company 2005 Long-Term Incentive Plan is to provide incentives and rewards for Employees and Directors of the Company and for Employees of its Subsidiaries (i) to support the execution of the Company’s business and human resource strategies and the achievement of its goals and (ii) to associate the interests of Employees and Directors with those of the Company’s shareholders.

ARTICLE II. DEFINITIONS

2.1 “Award” means a grant under this Plan of stock options (including incentive stock options under Section 422 of the Code), Restricted Shares, Performance Stock Awards or Stock Appreciation Rights on a stand alone, combination or tandem basis, as described herein.

2.2 “Award Agreement” means a written agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award made to such Participant under this Plan, in the form prescribed by the Committee.

2.3 "Board" means the Board of Directors of the Company.

2.4 "Change of Control" shall have the meaning specified in Section 12.2.

2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.6 “Committee” means the Committee appointed by the Board, each member of which shall be a “disinterested person” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Section 162(m) of the Code and an “independent director” as defined in NASDAQ Marketplace Rule 4200(15). The Committee shall be composed of no fewer than the minimum number of disinterested persons as may be required by Rule 16b-3.

2.7 "Common Stock" means the common stock of the Company.

2.8 "Company" means Hancock Holding Company, a bank holding company under the Bank Holding Company Act of 1956, headquartered in Gulfport, Mississippi, and its successors and assigns.

2.9 "Director" means a member of the board of directors of the Company.

2.10 "Employee" means an employee of the Company or a Subsidiary.

2.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.12 “Fair Market Value” means the closing price of the Common Stock as reported on the New York Stock Exchange Composite Transactions Tape on the relevant valuation date or, if there were no Common Stock transactions on the valuation date, on the next preceding date on which there were Common Stock transactions.

2.13 "Incentive Award" means an Award to an Employee or Director under this Plan.

2.14 “Negative Discretion” means other factors to be applied by the Committee in reducing the number of shares of Common Stock to be issued pursuant to a Performance Stock Award if the Performance Goals have been met or exceeded if, in the Committee’s sole judgment, such application is appropriate in order to act in the best interest of the Company and its shareholders. The Negative Discretion factors include, but are not limited to, the achievement of measurable individual performance objectives established by the Committee and communicated to the Employee or Director in advance of the Performance Period, and competitive pay practices.

2.15 "Participant" means an Employee or Director who has been granted an Award under this Plan.

2.16 “Performance Goals” means, with respect to any Performance Period, performance goals based on any of the following criteria and established by the Committee prior to the beginning of such Performance Period or performance goals based on any of the following criteria and established by the Committee after the beginning of such Performance Period that meet the requirements to be considered pre-established performance goals under Section 162(m) of the Code: earnings or earnings growth; earnings per share; return on equity, assets or investment; revenues; expenses; charge-offs; reductions in non-performing assets; any component of or combination of the preceding and/or any other performance measure as may be determined and defined from time to time by the Committee. Such Performance Goals may be particular to an Employee or Director or the division, department, branch, line of business, Subsidiary or other unit in which the Employee works, or may be based on the performance of the Company generally.

2.17 “Performance Period” means the period of time designated by the Committee applicable to Restricted Shares or a Performance Stock Award during which the Performance Goals shall be measured.

2.18 “Performance Stock Award” shall have the meaning specified in Section 6(d).

2.19 “Plan” means this Hancock Holding Company 2005 Long-Term Incentive Plan as set forth herein.

2.20 “Plan Year” means a twelve-month period beginning with January 1 of each year.

2.21 “Reporting Person” means an officer or director of the Company subject to the reporting requirements of Section 16 of the Exchange Act.

2.22 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.

ARTICLE III. ELIGIBILITY

Any Employee of the Company or a Subsidiary and any Director of the Company selected by the Committee is eligible to receive an Incentive Award.

ARTICLE IV. PLAN ADMINISTRATION

4.1 Committee. This Plan shall be administered by the Committee. The Committee shall periodically make determinations with respect to the participation of Employees or Directors in this Plan and the grant terms of Awards hereunder as provided in Article VI. Except as otherwise required by this Plan, the Committee shall have authority to interpret and construe the provisions of this Plan and the Award Agreements and make determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons.

4.2 Delegation. The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, other than its authority with regard to Awards granted to Reporting Persons.

ARTICLE V. STOCK SUBJECT TO THE PROVISIONS OF THIS PLAN

5.1 Types of Shares. The stock subject to the provisions of this Plan shall either be shares of authorized but unissued Common Stock, shares of Common Stock held as treasury stock or previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

5.2 Aggregate Limitations. Subject to adjustment in accordance with the provisions of Article X, and subject to Section 5.6, the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under this Plan is Five Million (5,000,000) all of which can be issued to Employees as Incentive Stock Options if the Committee so determines in its sole discretion. The aggregate number of shares subject to this Plan may be increased from time to time by amendment hereto in accordance with Article IX, provided, however, the total number of shares of Common Stock issuable pursuant to Awards of Incentive Stock Options shall not be increased to more than Five Million (5,000,000) (other than pursuant to an adjustment for changes in capitalization as provided in Article X) without approval by the shareholders of the Company.

5.3 Annual Limitation. Subject to adjustment in accordance with the provisions of Article X, and subject to Section 5.6, the total number of shares of Common Stock for which Awards may be granted (including, without limitation, Awards of Restricted Shares and Performance Stock Awards) in any Plan Year shall not exceed two percent (2%) of the outstanding Common Stock as reported in the Company’s Annual Report on Form 10-K for the fiscal year ending immediately prior to such Plan Year.

5.4 Participant Limitations. Subject to adjustment in accordance with Section X, and subject to Section 5.2, (i) the total number of shares of Common Stock available for grants of Awards in any Plan Year to any Participant shall not exceed 100,000 shares of Common Stock and (ii) the total number of shares of Common Stock available for grants of Restricted Shares to be issued pursuant to Performance Stock Awards in any Plan Year to any Participant shall not exceed 35,000 shares of Common Stock. In addition, the aggregate Fair Market Value (determined as of the date of the grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year shall not exceed One Hundred Thousand and no/100 Dollars ($100,000.00).

5.5 Calculation of Shares. For purposes of calculating the total number of shares of Common Stock available for grants of Awards, the grant of a Performance Stock Award shall be deemed to be equal to the maximum number of shares of Common Stock which may be issued under the Award.

5.6 Determining Limits. There shall be carried forward and be available for Awards under this Plan in each succeeding Plan Year, in addition to shares of Common Stock available for grant in such Plan Year under Section 5.3, all of the following: (i) any unused portion of the limit set forth in Section 5.3 for preceding Plan Years; (ii) shares of common Stock represented by Awards which have been cancelled, forfeited, surrendered, terminated or expire unexercised during preceding Plan Years; and (iii) the excess amount of variable Awards which become fixed at less than their maximum limitations. In addition, if any Award under the Plan shall expire, terminate or be canceled (including cancellation upon the Participant’s exercise of a related Award) for any reason without having been exercised in full, or if any Award shall be forfeited to the Company, the unexercised or forfeited Award shall not count against the aggregate limitations under Section 5.2 and shall again become available for grants under the Plan (unless the holder of such Award received dividends or other economic benefits with respect to such Award, which dividends or other economic benefits are not forfeited, in which case the Award shall count against the above limits). Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock that are withheld in order to satisfy Federal, state or local tax liability, shall not count against the aggregate limitations in Section 5.2. Only the number of shares of Common Stock actually issued upon exercise of a Stock Appreciation Right shall count against the above limit, and any shares that were estimated to be used for such purposes and were not in fact so used shall again become available for grants under the Plan. Cash settlements of Awards will not count against the above limits.

ARTICLE VI. INCENTIVE AWARDS UNDER THIS PLAN

6.1 Types of Awards. As the Committee may determine, the following types of Incentive Awards may be granted under this Plan to Employees or Directors on a stand alone, combination or tandem basis:

(a) Stock Option. A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Award.

(b) Incentive Stock Option. An Award to an Employee in the form of a stock option which shall comply with the requirements of Section 422 of the Code or any successor Section as it may be amended from time to time. Incentive Stock Options may only be awarded to an Employee. In no event will a Director be eligible to receive, nor shall a Director be granted hereunder, an Award of an Incentive Stock Option, unless such Director is otherwise eligible as an Employee.

(c) Restricted Shares. A transfer of shares of Common Stock to a Participant, subject to such restrictions on transfer, vesting or other incidents of ownership, or subject to specified performance standards, for such periods of time as the Committee may determine. Stock certificates representing the Restricted Shares granted to a Participant shall be registered in the name of the Participant, and the Participant shall be entitled to dividends on and have the right to vote such shares.

(d) Performance Stock Awards. A right, granted to a Participant, to receive Common Stock that is not to be issued to the Participant until after the satisfaction of the Performance Goals during a Performance Period.

(e) Stock Appreciation Rights. An Award which entitles the Participant to receive upon exercise of the right, all or a portion of the excess of (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) a specified price that shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock at the time of grant. Stock Appreciation Rights may be granted in connection with a previously or contemporaneously granted option, or independent of any option. If issued in connection with an option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the option with which it is connected. A Stock Appreciation Right may not be exercised at any time when the Fair Market Value of the shares of Common Stock to which it relates does not exceed the exercise price of the option associated with those shares of Common Stock. A Stock Appreciation Right issued in connection with an option may be exercised at any time the option to which it relates is exercisable, but only to the extent the option to which it relates is then exercisable, and shall be subject to the conditions applicable to such option. Upon exercise of a Stock Appreciation Right, only Common Stock can be delivered in settlement thereof.

6.2 Award Agreement. Each Award under the Plan shall be evidenced by a written agreement that shall set forth the terms of the Award. Except as otherwise required by law or the provisions of this Plan, the Committee shall have sole discretion to determine the terms of each Award granted hereunder, including vesting schedules, price, performance standards (including Performance Goals), length of relevant performance, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purpose

ARTICLE VII. PERFORMANCE STOCK AWARDS

7.1 Administration. Performance Stock Awards may be granted to a Participant either alone or in addition to other Incentive Awards granted under this Plan. The Committee shall determine the Employees and Directors to whom Performance Stock Awards shall be granted for any Performance Period, the duration of the applicable Performance Period, the number of shares of Common Stock to be awarded at the end of a Performance Period if the Performance Goals are met or exceeded and the terms and conditions of the Performance Stock Award in addition to those contained in this Article VII.

7.2 Payment of Award. During or after the end of a Performance Period, the financial performance of the Company during such Performance Period shall be measured against the Performance Goals. If the Performance Goals are not met, no Common Stock shall be issued pursuant to the Performance Stock Award. If the Performance Goals are met or exceeded, the Committee shall certify that fact in writing in the Committee minutes or elsewhere and certify the number of shares of Common Stock to be issued under each Performance Stock Award in accordance with the related Award Agreement. The Committee may, in its sole discretion, apply Negative Discretion to reduce the number of shares of Common Stock to be issued under a Performance Stock Award.

7.3 Entitlement to Shares. To be entitled to earn or receive shares under a Performance Stock Award, a Participant must remain as an Employee or Director through the end of the Performance Period, except that the Committee may provide for partial or complete exceptions to this requirement as it deems equitable in its sole discretion.

ARTICLE VIII. OTHER TERMS AND CONDITIONS

8.1 Assignability. With respect to Incentive Stock Options only, except to the extent, if any, as may be permitted by the Code and rules promulgated under Section 16 of the Exchange Act, (i) no Incentive Stock Option shall be assignable or transferable except by will or by the laws of descent and distribution and (ii) during the lifetime of a Participant, the Award shall be exercisable only by such Participant or such Participant’s guardian or legal representative.

With respect to other Awards, unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of such immediate family members (collectively, the “Permitted Transferees”), (i) no Award shall be assignable or transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order and (ii) during the lifetime of a Participant, the Award shall be exercisable only by such Participant or such Participant’s guardian, legal representative or assignee pursuant to a domestic relations order or, if applicable, the Permitted Transferees.

8.2 Exercise of Option by Transferee. Upon the transfer of (i) an Incentive Stock Option to a beneficiary of devisee or (ii) an option other than an Incentive Stock Option to any transferee pursuant to a transfer approved by the Committee, such transferee shall have the balance of the original exercise period within which to exercise the transferred option.

8.3 Rights As A Shareholder. Except as otherwise provided herein with respect to Restricted Shares or in any Award Agreement, a Participant shall have no rights as a shareholder with respect to shares of Common Stock covered by an Award until the date the Participant or his nominee (which, for purposes of this Plan, shall include any third party agent selected by the Committee to hold such shares on behalf of a Participant), guardian or legal representative is the holder of record of such shares.

8.4 No Obligation to Exercise. The grant of an Award shall impose no obligation upon the Participant to exercise the Award.

8.5 Payments by Participants. The Committee may determine that Incentive Awards for which a payment is due from a Participant may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Company, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock with a Fair Market Value equal to the total payment due from the Participant; (iii) by a combination of the methods described in (i) and (ii) above; or (iv) by such other methods as the Committee may deem appropriate.

8.6 Tax Withholding. The Company shall have the right to withhold from any payments made under this Plan, or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of shares of Common Stock pursuant to this Plan, the Participant may satisfy this obligation in whole or in part by electing to have the Company withhold from such distribution shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares of Common Stock to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the “Tax Date”). Any such election is subject to the following restrictions: (i) the election must be made on or prior to the Tax Date; (ii) the election must be irrevocable; and (iii) the election must be subject to the disapproval of the Committee. To the extent required to comply with rules promulgated under Section 16 of the Exchange Act, elections by Reporting Persons are subject to the following additional restrictions: (i) no election shall be effective for a Tax Date which occurs within six months of the grant of the award; and (ii) the election must be made either (A) six months or more prior to the Tax Date or (B) during a period beginning on the third business day following the date of release for publication of the Company’s quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

8.7 Restrictions On Sale and Exercise. With respect to Reporting Persons, and if required to comply with rules promulgated under Section 16 of the Exchange Act (i) no Award providing for exercise, a vesting period, a restriction period or the attainment of performance standards shall permit unrestricted ownership of shares of Common Stock by the Participant for at least six months from the date of grant, and (ii) shares of Common Stock acquired pursuant to this Plan (other than shares of Common Stock acquired as a result of the granting of a “derivative security”) may not be sold or otherwise disposed of for at least six months after acquisition.

8.8 Requirements of Law. The granting of Awards and the issuance of shares of Common Stock upon the exercise of Awards shall be subject to all applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed. As a condition precedent to the issuance of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements.

ARTICLE IX. AMENDMENTS AND TERMINATION

9.1 Board Authority. Except as otherwise provided in this Plan, the Board may at any time terminate and, from time to time, may amend or modify this Plan. Any such action of the Board may be taken without the approval of the Company’s shareholders, but only to the extent that such shareholder approval is not required by applicable law, regulation, or self-regulatory organization rule, including specifically Rule 16b-3 under the Exchange Act and NASDAQ Marketplace Rule 4350(i).

9.2 Preservation of Awards. No amendment, modification or termination of this Plan shall in any manner adversely affect any Awards theretofore granted to a Participant under this Plan without the consent of such Participant.

ARTICLE X. RECAPITALIZATION

The aggregate number of shares of Common Stock as to which Awards may be granted to Participants, the number of shares of Common Stock which may be issued in each Plan Year, the number of shares of Common Stock covered by each outstanding Award, and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, or reorganization, redesignation, merger, consolidation, recapitalization or other such change. Any such adjustment may provide for the elimination of fractional shares.

30

ARTICLE XI. NO RIGHT TO EMPLOYMENT

No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or a Subsidiary. Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

ARTICLE XII. CHANGE OF CONTROL

12.1 Effect of a Change of Control. Notwithstanding anything contained in this Plan or any Award Agreement to the contrary, in the event of a Change of Control, as defined below, the following may, in the sole discretion of the Committee, occur with respect to any and all Incentive Awards outstanding as of the date of such Change of Control:

(i) automatic maximization of performance standards, lapse of all restrictions and acceleration of any time periods relating to the exercise, realization or vesting of such Awards so that such Awards may be immediately exercised, realized or vested in full on or before the relevant date fixed in the Award Agreement;

(ii) Performance Stock Awards shall be paid entirely in cash;

(iii) upon the exercise of a stock option or an Incentive Stock Option (collectively, an "Option") during the 60-day period from and after the date of Change of Control, the Participant exercising the Option may in lieu of the receipt of Common Stock upon the exercise of the Option, elect by written notice to the Company to receive an amount in cash equal to the excess of the aggregate Value (as defined below) of the shares of Common Stock covered by the Option or portion thereof surrendered determined on the date the Option is exercised, over the aggregate exercise price of the Option (such excess is referred to herein as the "Aggregate Spread"); provided, however, and notwithstanding any other provision of this Plan, if the end of such 60-day period from and after the date of a Change of Control is within six months of the date of grant of an Option held by a Participant who is a Reporting Person, such Option shall be cancelled in exchange for a cash payment to the Participant equal to the Aggregate Spread on the day which is six months and one day after the date of grant of such Option. As used in this Section 12.1(iii), the term "Value" means the higher of (i) the highest Fair Market Value during the 60-day period from and after the date of a Change of Control and (ii) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (i) or (iii) of the definition of Change of Control, the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of paragraph (i) shall be the highest price per share of the Common Stock as reflected in a Schedule 13D filed by the person having made the acquisition) ;

(iv) following a Change of Control, if a Participant's employment or service as a Director terminates for any reason other than retirement under a retirement plan of the Company or death, any Options held by such Participant may be exercised by such Participant until the earlier of three months after the termination of employment or the expiration date of such Options; and

(v) all Awards become non-cancelable.

12.2 Definition. A “Change of Control” of the Company shall be deemed to have occurred upon the happening of any of the following events:

(i) a person, including a “group” as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, becomes the beneficial owner of the then outstanding shares of Common Stock of the Company having 50% or more of the voting power of such outstanding shares;

(ii) the Company is reorganized or merges or consolidates with another corporation and immediately following such reorganization, merger or consolidation former shareholders of the Company control less than fifty (50%) percent of the voting power of the resulting corporation;

(iii) the Company becomes a direct or indirect subsidiary of another corporation or corporations or becomes controlled, directly or indirectly, by one or more unincorporated entities or all or substantially all of the assets of the Company are acquired by another corporation or unincorporated entity or group of corporations or unincorporated entities owned or controlled, directly or indirectly, by another corporation or unincorporated entity; or

(iv) during any period of two consecutive calendar years, the individuals who, at the beginning of such period, constitute the Board of the Company cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company shareholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period or persons nominated or elected by such directors.

ARTICLE XIII. GOVERNING LAW

To the extent that federal laws and/or related federal rules and regulations do not otherwise control, this Plan shall be construed in accordance with and governed by the law of the State of Mississippi.

ARTICLE XIV. INDEMNIFICATION

Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Code of Regulation, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE XV. SAVINGS CLAUSE

This Plan is intended to comply in all aspects with applicable law and regulation, including, with respect to those Participants who are Reporting Persons, Rule 16b-3 under the Exchange Act. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by laws, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan. Notwithstanding anything in this Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to Participants who are Reporting Persons without so restricting, limiting or conditioning this Plan with respect to other Participants.

ARTICLE XVI. EFFECTIVE DATE AND TERM

The effective date of this Plan is March 31, 2005 subject to its approval by the Company’s shareholders on that date. This Plan shall remain in effect until the tenth anniversary of approval by shareholders.

                                          HANCOCK HOLDING COMPANY
                                              P. O. BOX 4019
                                            GULFPORT, MS 39502

                          P R O X Y   F O R   2 0 0 5   A N N U A L   M E E T I N G
                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS that the  undersigned  shareholder of Hancock Holding  Company,  does hereby nominate,  constitute,  and appoint Joseph F. Boardman,  Jr.,  George A.  Schloegel,  and Leo W. Seal, Jr.,
and each of them, as proxies (with full power of  substitution),  and hereby  authorizes  them to vote upon all matters  that may  properly  come  before the meeting  including  the  matters  described  in the Proxy
Statement  furnished  herewith,  subject to any  directions  indicated  below,  with full power to vote all shares of Common stock of Hancock  Holding  Company held of record by the undersigned on February 15, 2005, at the annual meeting of stockholders to be held on March 31, 2005, or any  adjournment(s)  thereof.  IF NO
DIRECTIONS  ARE GIVEN,  THE PROXIES WILL VOTE WITH THE BOARD OF DIRECTORS'  RECOMMENDATION  FOR EACH OF THE
DIRECTORS AS INDICATED IN ITEM 1, ITEM 2, AND ITEM 3.

                     The Board of Directors Recommends you vote FOR Items 1, 2 and 3.

MANAGEMENT PROPOSALS:

Item 1. The  election of the  following  six (6) persons as  directors,  to serve until the Annual  Meeting in 2008,  or until  each  person's  successor  has been  elected  and  qualified.  (INSTRUCTION;
        AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING  THROUGH OR  OTHERWISE  STRIKING OUT
        THE NAME OF ANY NOMINEE.)

                  ALTON G. BANKSTON [  ]     FRANK E. BERTUCCI [  ]     JOSEPH F. BOARDMAN, JR.  [  ]

                      DON P. DESCANT [  ]    CHARLES H. JOHNSON, SR. [  ]        JOHN H. PACE  [  ]

              For all nominees except as indicated [  ]    Withhold authority to vote for all nominees [  ]

Item 2. Approval of the appointment of KPMG LLP as independent accountants for the Company.

                                FOR  [  ]         AGAINST [  ]         ABSTAIN [  ]

Item 3. Approval of the 2005 Long-Term Incentive Plan.

                                FOR  [  ]         AGAINST [  ]         ABSTAIN [  ]

-------------------------------------------------------------------------------------------------------------

                                                          DATED:_____________________, 2005

                                                          Signature:________________________

                                                          Signature:________________________

                                                          When signing as attorney, executor,
                                                          trustee, or guardian, please give
                                                          full title.  If more than one
                                                          trustee, all should sign.  All
                                                          joint owners must sign.

                                                          Number of shares:_____________

                                                          IF YOU PLAN TO ATTEND THE MEETING,
                                                          PLEASE CHECK HERE [  ]
                                                          WHETHER  OR NOT YOU PLAN TO  ATTEND,
                                                          PLEASE SIGN AND RETURN AT ONCE.